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Exhibit 99.2

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (Nos. 333-106378 and 333-107163) and the Registration Statements on Form S-8 (Nos. 333-45954, 333-45956, 333-55614, 333-55946 and 333-103475) of Avaya Inc. of our report dated October 21, 2003 except for Notes 6, 12, 13, 16 and 20 as to which the date is February 10, 2004, relating to the financial statements, which appears in this Current Report on Form 8-K.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP Florham Park, New Jersey February 10, 2004

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CONSENT OF INDEPENDENT AUDITORS